COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Supplement dated June 17, 2026 to Prospectus dated May 1, 2026

On June 16, 2026, the Board of Directors approved a change to the fiscal year end for Cohen & Steers Real Estate Securities Fund, Inc. (the “Fund”) from December 31 to October 31. Effective October 1, 2026, references to the Fund’s prior fiscal year end are hereby deleted and replaced with the new fiscal year end of October 31.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

CSISPRO – 6.26